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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 March 3, 1997

                          BROOKS FIBER PROPERTIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                    0-28036
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                            (Commission File Number)

                                   43-1656187
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                     (I.R.S. Employer Identification Number)

 425 Woods Mill Road South, Suite 300,
         St. Louis, Missouri                                             63017
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(Address of Principal Executive Offices)                              (Zip Code)

               Registrant's telephone number, including area code:
                                 (314) 878-1616
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ITEM 5. OTHER EVENTS.

         On March 3, 1997, the Company announced that it had concluded definitive agreements for the acquisition of the Phoenix Fiberlink assets and networks in operation and under construction in Salt Lake City, Utah and Reno, Nevada, together with Phoenix Fiberlink's operating rights in Boise, Idaho. The definitive agreements provide for the purchase price to be paid through the combination of cash and the issuance by the Company of an aggregate of 600,000 shares of the Company's Common Stock valued at $26.125 per share. Consummation of the transaction is subject to, among other conditions, regulatory approvals.

         A copy of the Company's press release dated March 3, 1997, with respect to the transactions described above, is attached as an Exhibit to this Current Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.  Description of Exhibit
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    99       Press release issued by the registrant on March 3, 1997.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BROOKS FIBER PROPERTIES, INC.

Date: March 12, 1997                   By: David L. Solomon
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                                           David L. Solomon
                                           Executive Vice President and Chief
                                           Financial Officer (Principal
                                           Financial and Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit No.  Description of Exhibit
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    99       Press release issued by the registrant on March 3, 1997.